UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): April 19, 2021 (April 15, 2021)

OncoCyte Corporation

(Exact name of registrant as specified in its charter)

California	1-37648	27-1041563
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

15 Cushing

Irvine, California 92618

(Address of principal executive offices)

(949) 409-7600

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, no par value	OCX	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Forward-Looking Statements

OncoCyte Corporation (the “Company” or “OncoCyte”) cautions you that this Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 concerning, but not limited to, the Company’s acquisition, through a newly-formed subsidiary, of Chronix Biomedical, Inc., a Delaware corporation (“Chronix”), and the effects of the merger. All statements that are not historical facts (including, but not limited to, statements that contain words such as “will,” “likely,” “may,” “believes,” “plans,” “anticipates,” “expects,” “estimates,” “intends,” “seeks,” “designs,” “develops,” “would,” “future,” “can,” “could,” “project,” “potential,” and similar expressions) are forward-looking statements. Factors that could cause or contribute to changes in the forward-looking statements include, but are not limited to (i) failure to realize the anticipated benefits of the acquisition, (ii) unexpected expenditures incurred or liabilities assumed as a result of the acquisition, (iii) unanticipated difficulties in conforming business practices, including accounting policies, procedures, internal controls, and financial records of Chronix with OncoCyte, (iv) inability to accurately forecast the performance of Chronix resulting in unforeseen adverse effects on OncoCyte’s operating results, (v) synergies between Chronix and OncoCyte being estimates, which may materially differ from actual results, (vi) failure to retain or integrate Chronix personnel, (vii) greater than estimated allocations of Company resources to develop and commercialize Chronix technologies, (viii) failure to maintain any laboratory accreditation or certification, and (ix) those risks detailed in OncoCyte’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020 as well as other documents or reports that OncoCyte may file from time to time with the Securities and Exchange Commission (“SEC”). Actual results may differ materially from the results anticipated in these forward-looking statements. You are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date on which they were made. OncoCyte disclaims any obligation to publicly update or release any revisions to these forward-looking statements, whether as a result of new information, future events or otherwise, after the date hereof or to reflect the occurrence of unanticipated events, except as required by law.

Item 1.01 Entry into a Material Definitive Agreement.

The information reported in Item 2.01 is incorporated by reference into this Item 1.01.

Item 2.01 Completion of Acquisition or Disposition of Assets.

The information reported in Item 3.02 is incorporated by reference into this Item 2.01.

Merger Agreement with Chronix Biomedical

On April 15, 2021 (the “Closing Date”), OncoCyte completed its acquisition of Chronix pursuant to the previously announced Agreement and Plan of Merger dated February 2, 2021, amended February 23, 2021, and amended and restated as of April 15, 2021 (as amended and restated, the “Merger Agreement”), by and among OncoCyte, CNI Monitor Sub, Inc., a Delaware corporation and wholly-owned subsidiary of OncoCyte (“Merger Sub”), Chronix, the stockholders party to the Merger Agreement (the “Stockholders”) and the equityholder representative. Pursuant to the Merger Agreement, Merger Sub merged with and into Chronix, with Chronix surviving as a wholly-owned subsidiary of OncoCyte (the “Merger”).

As previously announced, OncoCyte common stock ceased trading on the NYSE American on March 5, 2021, and on March 8, 2021, commenced trading on The Nasdaq Global Market under the symbol “OCX.” The Merger Agreement was amended and restated to reflect this and other changes. The maximum number of shares of OncoCyte common stock issuable under the Merger Agreement was reduced from 15,724,000 to 7,861,000, and OncoCyte reallocated the combination of cash and stock it would deliver as closing consideration, as discussed below under the title “Merger Consideration.” OncoCyte also agreed to issue shares of its common stock in a private transaction in reliance upon exemptions from registration under the Securities Act of 1933, as amended (the “Securities Act”), as discussed below under Item 3.02 Unregistered Sales of Equity Securities.

Prior to the Merger, Chronix was a privately-held molecular diagnostics company, developing blood tests for use in cancer treatment and organ transplantation, and OncoCyte agreed to enter into a licensing and collaboration agreement with Chronix to license its technology and intellectual property. OncoCyte entered into the Merger Agreement to acquire Chronix’s technology, including TheraSure™ CNI Monitor for cancer, which uses proprietary algorithms to derive a copy number instability (“CNI”) score from the sequencing of circulating cell-free tumor DNA or cfDNA, that can be used in the prognosis, diagnosis and monitoring of therapeutic response to cancer, as well as TheraSure™ Transplant Monitor, which quantifies the amount of graft derived cell-free DNA in organ recipients to detect early rejection of organ transplants and better assess the transplant health. TheraSure is a trademark of Chronix.

Chronix has operations in the United States and Germany, and the commercial launch of their products began in the European Union in 2018. Chronix expects to use its laboratory network in Germany to accelerate the European Union market commercial launch of OncoCyte’s product, DetermaRx™. DetermaRx is a trademark of OncoCyte.

Merger Consideration

Pursuant to the Merger Agreement, OncoCyte agreed to deliver closing consideration consisting of approximately (i) 591,000 shares of OncoCyte common stock (the “Closing Shares”), which represents approximately $1.13 million of Closing Shares issued to Chronix stockholders and approximately $1.87 million of Closing Shares issued to payoff assumed liabilities, based on the $5.09 closing price per share of OncoCyte common stock on the NYSE American on February 1, 2021; (ii) $4.25 million in cash, approximately $3.88 million of which was delivered to payoff assumed liabilities and approximately $0.37 million of which was delivered as cash in lieu of stock for fractional shares and certain Closing Shares; and (iii) $2.5 million of assumed liabilities of Chronix payable in installments through July 2022. The closing consideration, milestones, and earnout consideration include amounts payable to certain directors, officers and employees of Chronix, including officers and employees who are expected to continue to provide services to Chronix following the Merger.

Milestones & Earnout Consideration

As additional consideration for Chronix’s equity holders, the Merger Agreement provides for OncoCyte to pay (i) up to $14 million in any combination of cash or OncoCyte common stock if certain milestones are achieved, (ii) earnout consideration during the five to ten-year earnout periods of up to 15% of net collections for sales of specified tests and products, and (iii) up to 75% of net collections from the sale or license to a third party of Chronix’s patents for use in transplantation medicine during a seven-year earnout period.

Liabilities

Pursuant to the Merger Agreement, to the extent that OncoCyte or any of its subsidiaries, including Chronix, pays, performs or discharges an amount of liabilities of Chronix in excess of $8.25 million (the “Excess Liabilities”), OncoCyte may set off the Excess Liabilities against any additional payments that subsequently become due and payable pursuant to the Merger Agreement. Chronix had Excess Liabilities approximating $4.6 million as of the Closing Date. Prior to Chronix equity holders receiving any additional payments, all or a partial amount of any such additional payments may be used to pay Excess Liabilities.

The foregoing summary of the Merger Agreement and the transactions contemplated by the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, which is filed as Exhibit 2.1 hereto and is incorporated herein by reference. The foregoing summary of the Merger Agreement and the transactions contemplated by the Merger is not intended to provide any other factual information about OncoCyte, Chronix and Merger Sub, or to modify or supplement any factual disclosures about OncoCyte in its public reports filed with the SEC.

Cautionary Statements

The Merger Agreement has been included to provide investors with information regarding its terms. Except for its status as a contractual document that establishes and governs the legal relations among the parties thereto with respect to the transactions described above, the Merger Agreement is not intended to be a source of factual, business or operational information about the parties.

The Merger Agreement contains representations and warranties made by the parties to each other regarding certain matters. The assertions embodied in the representations and warranties are qualified by information in confidential disclosure schedules that the parties have exchanged in connection with signing the Merger Agreement. The disclosure schedules contain information that modifies, qualifies and creates exceptions to the representations and warranties. Moreover, certain representations and warranties may not be complete or accurate as of a particular date because they may be subject to a contractual standard of materiality that is different from those generally applicable to stockholders and/or were used for the purpose of allocating risk among the parties rather than establishing certain matters as facts. Accordingly, you should not rely on the representations and warranties as characterizations of the actual state of facts at the time they were made or otherwise.

The terms of the Merger Agreement, including additional information regarding the nature and amount of consideration that may be paid by OncoCyte in connection with the Merger, set forth herein supersede the information set forth in the Current Report on Form 8-K filed by OncoCyte with the SEC on February 3, 2021 (the “Prior Form 8-K”). Subject to the foregoing and to the extent required by Item 2.01 of Form 8-K, the information previously reported in the Prior Form 8-K is incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information reported in Item 2.01 is incorporated by reference into this Item 2.03.

Pursuant to the Merger Agreement, OncoCyte agreed to assume up to $8.25 million of total liabilities of Chronix and to deliver closing consideration in a combination of cash and stock approximating $5.75 million to pay down the assumed liabilities on the Closing Date. OncoCyte intends to pay the remaining $2.5 million of assumed liabilities of Chronix in installments through July 2022.

Item 3.02 Unregistered Sales of Equity Securities.

The information reported in Item 2.01 is incorporated by reference into this Item 3.02.

OncoCyte agreed to deliver the Closing Shares as closing consideration for the Merger, on the Closing Date. The issuance of the Closing Shares was not registered under the Securities Act or any state securities laws, and the Closing Shares may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act and applicable state securities laws. The Closing Shares were issued in a private transaction in reliance upon exemptions from registration under Section 4(a)(2) under the Securities Act and Regulation D promulgated thereunder to persons reasonably believed to be “accredited investors” as defined in Rule 501 under the Securities Act, or pursuant to Regulation S under the Securities Act to non-U.S. persons outside the United States.

Pursuant to the Merger Agreement, OncoCyte may issue up to a maximum of 7,861,000 shares of its common stock, and OncoCyte has the right, but not the obligation, to deliver additional OncoCyte common shares to pay certain liabilities or upon the achievement of specified milestones. Any such additional issuances of OncoCyte common shares pursuant to the Merger Agreement are also expected to be issued in reliance upon exemptions from registration under the Securities Act.

Registration Rights

Pursuant to the Merger Agreement, OncoCyte has agreed to file a registration statement with the SEC covering the resale of OncoCyte common shares issued in connection with the Merger within 90 days following receipt of information necessary to file the registration statement.

Item 7.01 Regulation FD Disclosure.

On April 19, 2021, OncoCyte issued a press release announcing the closing of the Merger, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information under this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(a) Financial statements of business acquired.

OncoCyte intends to amend this Current Report on Form 8-K to provide the financial statements of Chronix, to the extent and within the time required by Item 9.01(a) of Form 8-K.

(b) Pro forma financial information.

OncoCyte intends to amend this Current Report on Form 8-K to provide pro forma financial information relative to the acquisition of Chronix, to the extent and within the time required by Item 9.01(b) of Form 8-K.

(d) Exhibits.

Exhibit Number	Description
2.1+	Agreement and Plan of Merger dated February 2, 2021, amended February 23, 2021, and amended and restated as of April 15, 2021, by and among OncoCyte Corporation, CNI Monitor Sub, Inc., Chronix Biomedical, Inc., the Stockholders who became a party to the Merger Agreement and the Equityholder Representative
99.1	Press Release dated April 19, 2021

+Schedules and exhibits to the Merger Agreement have been omitted pursuant to Item 601(b)(2) of Regulation S-K. A copy of any omitted schedule or exhibit will be furnished to the SEC or its staff upon request, provided that OncoCyte may request confidential treatment for any schedule or exhibit so furnished.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ONCOCYTE CORPORATION

Date: April 19, 2021	By:	/s/ Ronald Andrews
Ronald Andrews
Chief Executive Officer

-6-